UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 6, 2011

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

BLUE NILE, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

411 FIRST AVENUE SOUTH, SUITE 700, SEATTLE, WASHINGTON, 98104

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 336-6700

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

N/A

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On recommendation by the Company’s Nominating and Corporate Governance Committee, the Board of Directors appointed Chris Bruzzo to the Company’s Board of Directors, effective July 12, 2011. Mr. Bruzzo was appointed as a Class III director to fill a vacancy on the Board and will stand for election by a vote of stockholders at our 2013 annual meeting of stockholders. Mr. Bruzzo has not been assigned to a committee of the Board of Directors.

Mr. Bruzzo, 41, has served as the Senior Vice President and Chief Marketing Officer for Seattle’s Best Coffee, a subsidiary of Starbucks Corporation, a specialty coffee retailer, since July 2011. From June 2008 to July 2011, he served as Vice President of Global Advertising & Digital Marketing at Starbucks Corporation. From January 2007 to January 2008, Mr. Bruzzo served as the Vice President of Digital Strategy at Starbucks Corporation and from January 2008 to May 2008 he served as the Chief Technology Officer and interim Chief Information Officer at Starbucks Corporation. From July 2006 to October 2006, Mr. Bruzzo served as the Vice President of Marketing and Public Relations at Amazon.com, Inc., an online retailer. From July 2003 to February 2006, Mr. Bruzzo served in various roles at Amazon.com, Inc., including Vice President of Strategic Communications, Content and Initiatives. Prior to Amazon.com, Inc., Mr. Bruzzo was an Assistant Vice President at Regence Blue Shield. Mr. Bruzzo holds a B.A. in Political Studies from Whitworth College.

Mr. Bruzzo will receive the same compensation as Blue Nile’s other non-employee directors. This compensation consists of:

•	an annual retainer of $40,000 cash compensation, which the director may elect to receive in stock in lieu of cash;

•	$3,000 for serving on any committee of the Board of Directors;

•

an initial option to purchase 11,250 shares of the Company’s common stock, with 1/30th of such shares vesting monthly for the first twelve months and then 1/60th of such shares vesting monthly for the subsequent thirty-six months; and

•

an annual option to purchase 2,500 shares of the Company’s common stock (or a prorated amount of such number to account for any whole calendar quarters in the prior year that the director did not serve on the Board of Directors) on the date following each annual meeting of stockholders, which vests monthly for one year.

On July 6, 2011, Mr. Ned Mansour resigned from Blue Nile’s Board of Directors. With the addition of Mr. Bruzzo and the resignation of Mr. Mansour, there remain eight directors on Blue Nile’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.

	By:	/s/ Vijay Talwar
Vijay Talwar

Dated: July 12, 2011		Senior Vice President and General Manager of International and Chief Financial Officer
(Principal Accounting and Financial Officer)